                              --------------------
                              Dated 18 August 1999

                            Agreement for Purchase of
                                     Shares
                                Alfred Jacob Gans
                       Ashcliff Pty Ltd (ACN 057 727 198)
                           as trustee for the AJ Gans
                                Children's Trust
                                   ("Vendors")

                                  RoweCom, Inc.
                                  ("Purchaser")

                                  Liliane Gans
                                 ("Covenantor")


                            Mallesons Stephen Jaques
                                   Solicitors

                           Level 30, Waterfront Place
                                 1 Eagle Street
                                BRISBANE QLD 4000
                               Tel (07) 3244 8000
                               Fax (07) 3244 8999
                                 Ref: JSH / MJB
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Contents   Agreement for Purchase of Shares
================================================================================

           1 Interpretation                                                    1

           2 Sale and purchase of Shares                                       5

           3 Purchase Price                                                    5

           4 Conditions precedent                                              6

                Due diligence                                                  6
                Transfer of Business Premises                                  6
                Termination                                                    6

           5 Completion                                                        7

                Where and when                                                 7
                Payment of Repayable Receivables                               7
                Vendor's obligations                                           7
                Purchaser's obligations                                        8
                Date of effect                                                 8

           6 Payment of the Purchase Price                                     8

                Purchase Price due on Completion                               8
                Stakeholder to retain the Retention Amount                     8
                Release to the Vendor                                          9
                Release to Purchaser - post Last Balance Date liabilities      9
                Release to the Purchaser - service commitment                  9
                Release to the Purchaser - Warranties                         10
                Notice of Purchaser's claim                                   10
                Dispute Resolution                                            10
                Stakeholder may release Retention Amount                      10
                Stakeholder's obligations                                     11
                Form of Payment                                               11

           7 Conduct of business pending Completion                           11

           8 Risk and insurance                                               12

                Vendor to insure until Completion                             12
                Damage to assets                                              12

           9 Access to Records                                                13

           10 Superannuation                                                  14

           11 Warranties, representations and indemnities                     14

                Warranties                                                    14
                Reliance                                                      14
                Representations                                               15
                Indemnity                                                     15
                Right to terminate                                            15
                Winding up of Vendor                                          15
                Release of Covenantor                                         15

           12 Adjustment for Tax liability                                    15

           13 Default by Vendors                                              20
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           14 Restraint                                                       20

           15 New Lease                                                       22

                Agreement to lease                                            22
                Initial rent                                                  22

           16 Costs and stamp duty                                            23

           17 Power of attorney                                               23

           18 Notices                                                         24

           19 Assignment                                                      25

           20 Miscellaneous                                                   25

                Exercise of rights                                            25
                Waiver and variation                                          25
                Approvals and consent                                         25
                Remedies cumulative                                           25
                No merger                                                     25
                Survival of indemnities                                       25
                Enforcement of indemnities                                    25
                Further assurances                                            25
                Publicity                                                     26
                Time of the essence                                           26
                Entire agreement                                              26
                Execution by facsimile                                        26

           21 Governing law, jurisdiction and service of process              26

           22 Redundancy payments for employees                               26

           Appendix Warranties and Representations                            28

           Schedule 1 Vendors and Shareholdings                               40

           Schedule 2 Mortgages and other Encumbrances over the Company       4l

           Schedule 3 Bank Accounts and Signatories                           42

           Schedule 4 Contracts with the Vendors                              44

           Schedule 5 Not used                                                45

           Schedule 6 Not used                                                46

           Schedule 7 List of Plant and Equipment                             47

           Schedule 8 Particulars of Equipment Leases                         51

           Schedule 9 Particulars of Registered and Unregistered
            Intellectual Property                                             52

           Schedule 10 Banking Facilities                                     55

          Schedule 11 Contracts of Insurance                                  56
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                        Agreement for Purchase of Shares

Date:

Parties: ASHCLIFF PTY LTD (ACN 057 727 198) as trustee for the AJ GANS CHILDREN'S TRUST ("Ashcliff") and ALFRED JACOB GANS (collectively "Vendors" and individually "Vendor")

                        ROWECOM INC. a company incorporated in the United States of America having its registered office at 725 Concord Avenue, Cambridge in the State of Massachusetts in the United States of America ("Purchaser")

                        LILIANE GANS of 3 Mozart Place, Mt Ommaney in the State of Queensland ("Covenantor")

Recitals:

                A.      International Subscription Agencies Pty Ltd (ACN 009 872
                        217) is a company incorporated in Queensland and has its registered office at Level 4, Benson House, 2 Benson Street, Toowong in the State of Queensland ("Company").

                B. The Company has an issued capital of 1 x "A" class share fully paid, 1 x "B" class share fully paid, 1 x "C" class share fully paid, 1 x "D" class share fully paid, 4,000 ordinary shares fully paid and 210,000 x class redeemable preference shares fully paid.

                C. The Vendors are the registered holders and beneficial owners of all the issued shares in the capital of the Company ("Shares") as set out in Schedule 1 opposite the name of each Vendor.

                D. The Vendors have agreed to sell and the Purchaser has agreed to purchase the Shares on the following terms.

                E. The Covenantor is a director of the Company and Ashcliff and acknowledges giving the warranties and undertakings in this agreement in consideration for the Purchaser entering into this agreement.

Operative provisions:

1       Interpretation
================================================================================
                1.1 The following words have these meanings in this agreement unless the contrary intention appears.

                        Accounting Standards means the Australian Accounting Standards from time to time and if and to the extent that any matter is not covered by Australian Accounting Standards means generally accepted accounting principles applied from time to time in Australia for a company similar to the Company.

                        Business Day means a day on which trading banks are open for general business in Brisbane.
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                        Business Premises means the Level 2 Premises and the
                        Level 4 Premises.

                        Company means International Subscription Agencies Pty Ltd ACN 009 872 217.

                        Completion means settlement of the sale and purchase of the Shares in accordance with clause 5 and Complete has a corresponding meaning.

                        Completion Date means the day following the date of execution of this agreement or any other date agreed by the Vendors and the Purchaser.

                        Confidential Information means all trade secrets and all financial, marketing and technical information, ideas, concepts, know-how, technology, processes and knowledge which is confidential or of a sensitive nature, but excludes that which is in the public domain.

                        Contaminant means a solid, liquid, gas, odour, heat, sound, vibration, radiation or substance which makes or may make the Business Premises or the surrounding
                        Environment:

                        (a) unsafe or unfit for habitation or occupation by persons or animals;

                        (b)     degraded in its capacity to support plant life;
                                or

                        (c)     otherwise environmentally degraded.

                        Dollars, AUD, A$ and $ means the lawful currency of Australia

                        Environment means the physical factors of the surroundings of persons including the land, waters, atmosphere, climate, sound, odours, taste, the biological factors of animals and plants and the social factor of aesthetics.

                        Environmental Law means a law regulating or otherwise relating to the Environment, including but not limited to any law relating to land use planning, pollution of air or water, soil or ground water contamination, chemicals, waste, use of dangerous goods or to any other aspect of protection of the environment or person or property.

                        Equipment Leases means leases of, and agreements to hire, equipment (including motor vehicles) to the Company.

                        Intellectual Property Licences means all agreements under which the Company obtains the right to use, but no ownership of, any of the Intellectual Property Rights referred to in paragraphs (a) to (d) of the definition of that term.

                        Intellectual Property Rights means:

                        (a) the business names owned or used at any time by the Company;

                        (b) all trade marks owned or used at any time by the Company;
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                                                                               3
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                        (c)     all Confidential Information owned or used at
                                any time by the Company;

                        (d) all patents, patent applications, discoveries, inventions, registered and unregistered designs, copyright and similar rights owned or used at any time by the Company; and

                        (e)     the Intellectual Property Licences.

                        Last Accounts means the unaudited balance sheet of the Company as at the Last Balance Date and the unaudited profit and loss account of the Company for the year ending on the Last Balance Date copies of which are attached as annexure A.

                        Last Balance Date means 30 June 1999.

                        Leased Plant and Equipment means the subject matter of the Equipment Leases.

                        Level 2 Lease means any existing agreement or arrangement for the occupancy of the Level 2 Premises.

                        Level 2 Premises means the Company's place of business at Level 2, 41 Sherwood Road, Toowong in the State of Queensland, more particularly described as Lot 6 in BUP 10844, County Stanley, Parish Enoggera

                        Level 4 Lease means the Company's lease of the Level 4 Premises.

                        Level 4 Premises means the Company's place of business at Level 4, 41 Sherwood Road, Toowong in the State of Queensland, more particularly described as Lot 12 in BUP 12846, County Stanley, Parish Enoggera.

                        New Lease means the lease of the Level 2 Premises to the Company in the form set out at Schedule 12, completed in accordance with clause 15.

                        Plant and Equipment means all plant, equipment, motor vehicles, machinery, furniture, fixtures and fittings owned and used by the Company on hand on the Completion Date.

                        Purchase Price means the aggregate consideration payable for the Shares calculated in accordance with clause 3.

                        Purchase Price due on Completion means that part of the Purchase Price to be paid on Completion, and consists of AUD$1,832,652.00

                        Repayable Receivables means those receivables (with an aggregate value of $634,765 as at 30 June 1999) being the items described in Note 2 to the Last Accounts, and more particularly, comprising the following items:

                        (b)     AJ Gans Children's Trust pre 4/12/97;

                        (c)     AJ Gans pre 4/12/97; and
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                                                                               4
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                        (d)     AJ Gans post 4/12/97.

                        Retention Amount means an amount equal to the total consideration specified in clause 3 reduced by the Purchase Price due on Completion (excluding the effect, if any, of clause 6.2).

                        Records means originals and copies, in machine readable or printed form, of all books, files, reports, records, correspondence, documents and other material of or relating to or used in connection with the Company including:

                        (a) minute books, statutory books and registers, books of account and copies of taxation returns;

                        (b) sales literature, market research reports, brochures and other promotional material (including printing blocks, negatives, sound tracks and associated material);

                        (c)     all sales and purchasing records;

                        (d)     all trading and financial records; and

                        (e)     lists of all regular suppliers and customers.

                        Related Body Corporate of a body corporate means another body corporate which is related to the first within the meaning of section 50 of the Corporations Law.

                        Shares means the issued shares in the capital of the Company agreed to be sold under this agreement and Share means any one of those shares.

                        Stakeholder means Mallesons Stephen Jaques.

                        Warranties means the warranties, representations and indemnities in this agreement, including clause 11.

                        Westlake Property means the residential property located at Lefroy Close, Westlake more particularly described as Lot 6285 on RP 143752 in the Parish of Oxley, County of Stanley.

                1.2     In this agreement unless the contrary intention appears:

                        (a) a reference to a clause, schedule, annexure or appendix is a reference to a clause of or schedule, annexure or appendix to this agreement and references to this agreement include any recital, schedule, annexure or appendix;

                        (b) a reference to this agreement or another instrument includes any variation or replacement of either of them:

                        (c) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

                        (d)     the singular includes the plural and vice versa;
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                                                                               5
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                        (e)     the word person includes a firm, a body
                                corporate, an unincorporated association or an authority;

                        (f) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, but not limited to, persons taking by novation) and assigns;

                        (g) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

                        (h) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

                        (i) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day; and

                        (j) a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later.

                1.3 Headings are inserted for convenience and do not affect the interpretation of this agreement.

2       Sale and purchase of Shares
================================================================================

                2.1 Each Vendor agrees to sell and transfer to the Purchaser and the Purchaser agrees to purchase from that Vendor, on the terms and conditions of this agreement, the number of the Shares held by that Vendor set out in column 2 of Schedule 1.

                2.2 The Shares must be transferred free from any mortgage, charge, lien, pledge or other encumbrance and with all rights, including dividend rights, attached or accruing to them on and from the date of this agreement.

                2.3 The Purchaser is not obliged to Complete unless each Vendor is ready, willing and able to Complete simultaneously.

                2.4 Each Vendor waives in favour of the Purchaser any pre-emptive or other rights which that Vendor has now or might otherwise have in respect of any of the Shares held by each other Vendor.

3       Purchase Price
================================================================================

                3.1 The total consideration payable for all of the Shares in the Company is AUD$2,293,836.00, comprising:

                        (a)     the Purchase Price due on Completion; and

                        (b)     the Retention Amount.

                3.2 The consideration payable is to be apportioned as follows:

                        (a)     $1.00 for each:
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                                                                               6
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                                (i)     "Z" class redeemable preference share;
                                        and

                                (ii)    "A", "B", "C" and "D" class share; and

                        (b)     the balance equally between all other shares.

4       Conditions precedent
================================================================================
Due diligence
                4.1     Intentionally deleted.

Transfer of Business Premises
                4.2     Completion of this agreement is also conditional upon:

                        (a) the lessor of the Level 4 Premises consenting to the change of control of the Company; and

                        (b) deed of appointment of new trustee for the ISA Superannuation Fund; and

                        (c) any mortgagee of the Level 2 Premises located at 41 Sherwood Road, Toowong consenting to the New Lease.

                        The Vendor must use its best endeavours to procure fulfilment of these conditions as soon as possible and the Purchaser agrees to do all things which may reasonably be required by the Vendor to obtain those consents and the releases of the personal guarantees given by the Covenantor and Alfred Jacob Gans of the obligations of the Company under the Level 4 Lease.

                4.3 The Purchaser may terminate this agreement by written notice to the Vendor if any of the conditions in clause
                        4.2 are not fulfilled by the Completion Date.

Termination
                4.4 If this agreement is terminated under clause 4.3, then, in addition to any other rights, powers or remedies provided by law:

                        (a) each party is released from its obligations to further perform the agreement except those imposing on it obligations of confidentiality;

                        (b) each party retains the rights it has against any other party in respect of any past breach; and

                        (c) the Purchaser must return to the Vendors any Records given to it under clause 9.

                4.5 Clauses 4.1. 4.2 and 4.3 are inserted for the benefit of the Purchaser only.
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5       Completion
================================================================================
Where and when
                5.1 Completion of the sale and purchase of the Shares will take place at 2.00 pm on the Completion Date at the offices of Mallesons Stephen Jaques, Solicitors, Level 30, Waterfront Place, 1 Eagle Street, Brisbane, or such other time and place as the Vendors and the Purchaser may agree.

Payment of Repayable Receivables
                5.2 The Vendors will procure that the Repayable Receivables of the Company are repaid to the Company on or prior to Completion.

Vendor's obligations
                5.3     The Vendors agree to do the following on Completion:

                        (a) establish to the reasonable satisfaction of the Purchaser that the conditions precedent set out in clause 4.2 have been satisfied and (if appropriate) deliver to the Purchaser documentation proving that; and

                        (b)     deliver to the Purchaser or its solicitors:

                                (i) a copy of an executed transfer of the Westlake Property from the Company to Alfred Jacob Gans; and

                                (ii)    a copy of an executed and release of
                                        mortgage for the Westlake Property,
                                        together with an undertaking from the
                                        Vendors to procure stamping and lodgment for registration of the transfer within 7 days after Completion (and in respect of which the Vendors indemnify the Purchaser for any loss or damage it suffers as a consequence of any failure by it to comply with this obligation or to procure registration of the transfer); and

                                (iii) a stamped and executed surrender of the Level 2 Lease from the Completion Date and consent to the Purchaser's caveat over the Level 2 Premises pending registration of the New Lease, both capable of immediate registration; and

                                (iv)    executed transfers in favour of the
                                        Purchaser of all the Shares together
                                        with the share certificates for the
                                        Shares and consents that the Purchaser
                                        reasonably requires; and

                                (v) subject to clause 15, the executed New Lease (2 copies) in immediately registrable form (subject only to stamping) together with any other document reasonably required by the Purchaser to procure the stamping and/or registration of the New Lease; and

                        (c)     cause:

                                (i) the board of directors of the Company to direct that subject to the payment of stamp duty, the transfers of the Shares are registered;
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                                                                               8
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                                (ii)    the delivery to the Purchaser or its
                                        nominee of the Records, the common seal
                                        and any other company seals of the
                                        Company;

                                (iii)   the delivery to the Purchaser or its
                                        nominee of duly completed bank
                                        authorities authorised by the board of
                                        directors of the Company directed to
                                        that company's bankers authorising the
                                        operation of each of its bank accounts
                                        by nominees of the Purchaser; and

                                (iv) subject to the articles of association of the Company, the appointment to the board of directors of the Company of the Purchaser's nominees and the resignation from those boards, on terms approved by the Purchaser, of all existing directors but so that a properly constituted board of directors is in existence at all times.

Purchaser's obligations
                5.4 If the Vendors comply with clause 5.3, the Purchaser agrees to:

                        (a) make payment in accordance with clause 6.1 on Completion; and

                        (b) make payment to the Vendors in accordance with clause 6.6 and clause 6.6A on the first anniversary and second anniversary of the Completion Date respectively.

Date of effect
                5.5 Subject to Completion taking place and the satisfaction of any conditions subsequent to Completion, the Purchaser will be deemed to have acquired the Shares on 1 August 1999.

                5.6     Despite clause 5.5, the Purchaser will not be deemed:

                        (a)     to be entitled to any profits; and

                        (b)     to have assumed any liabilities or obligation.

                        in relation to the Westlake Property.

6       Payment of the Purchase Price
================================================================================
Purchase Price due on Completion
                6.1 Subject to clause 6.2, the Purchaser agrees to pay the Purchase Price due on Completion to the Vendors, to be apportioned between the Vendors as they direct by way of payment of AUD$l,832,652.00.

                6.2 If the Repayable Receivables of the Company are not repaid to the Company prior to Completion in accordance with clause 5.2, the Purchase Price due on Completion will be reduced by an amount equal to the amount of the Repayable Receivables that has not been repaid.
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Stakeholder to retain the Retention Amount
                6.3 At Completion, the Purchaser must pay the Retention Amount to the Stakeholder. The Stakeholder must invest the Retention Amount in an interest beating deposit account with the National Australia Bank (unless otherwise directed in writing by all parties), on behalf of all parties and at the risk of whichever party or parties are entitled to all or any part of it. Each party must notify the Stakeholder of its tax file number by the Completion Date.

                6.4 The fees and charges directly associated with the maintenance of the investment account for the Retention Amount will:

                        (a) in the first instance, be deducted from the interest accruing on the account; and

                        (b) thereafter, be deducted from the Balance of Purchase Price.

                6.5 The Stakeholder may only, and is authorised and directed by the parties to, release the Retention Amount to the party or parties entitled to it in accordance with this clause 6.

Release to the Vendor
                6.6 On the first anniversary of the Completion Date, the Stakeholder must release one third of the balance of the Retention Amount less any amount the subject of an unpaid claim of the type referred to in clauses 6.9 or
                        6.10 to the Vendors. If there is an unpaid claim under those clauses which is disputed by the Vendors under clause 6.11, and that claim is subsequently determined in whole or in part in favour of the Vendors, the Stakeholder must, as soon as possible after that determination, release a further amount from the Retention Amount to the Vendors equal to one third of the amount of the claim determined in their favour.

                6.6A On the second anniversary of the Completion Date, the Stakeholder must promptly release to the Vendors any part of the Retention Amount and interest accrued on that amount, which the Purchaser is not entitled to receive under this clause 6 and which is not required for the purposes of clause 6.4.

Release to Purchaser - post Last Balance Date liabilities
                6.7     Internationally deleted.

                6.8     Intentionally deleted.

Release to the Purchaser - service commitment
                6.9 Subject to clauses 6.11 and 6.12, if Alfred Jacob Gans does not continually serve as General Manager of the Company in accordance with this agreement and any other agreement between them for any full year during the two years from the Completion Date (excluding any period of service not rendered due to the unlawful termination of Alfred Jacob Gans by the Company or the termination of his employment by the company pursuant to clause 9-3 of the agreement for service between the parties or death or disability), then the Purchaser is entitled to
                        receive AUD$210,000.00 from the Retention Amount (or, if the Retention Amount is less than that, then the balance of the Retention Amount).
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                                                                              10
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Release to the Purchaser - Warranties
                6.10 Subject to clauses 6.11 and 6.12 but without limiting clause 12.5, the Purchaser is entitled to receive from the Retention Amount, compensation for any liability or loss arising directly or indirectly from, and any costs, charges and expenses incurred in connection with, any material inaccuracy in or breach of any of the Warranties.

Notice of Purchaser's claim
                6.11 The Stakeholder must not release any part of the Retention Amount under clauses 6.9 or 6.10 unless:

                        (a) the Vendors have been provided with written notice of the Purchaser's claim to an entitlement under those clauses (which notice may be provided by the Purchaser or the Stakeholder and must provide reasonable details of the basis for the claim and the amount claimed); and

                        (b) a period of at least 28 days has elapsed since that notice was given and the Vendors have not:

                                (i)     notified the Purchaser or the
                                        Stakeholder in writing that they dispute the entitlement or the amount claimed; or

                                (ii)    in the case of a claim under clause
                                        6.10, otherwise remedied (where
                                        possible) the inaccuracy or breach.

                6.12 The Purchaser is not entitled to any part of the Retention Amount pursuant to clauses 6.9 or 6.10, unless it has given, or caused to be given, to the Vendors notice in accordance with clause 6.11(a) within 3 months after it has become aware of all facts reasonably necessary to enable it to form an opinion that it is entitled to make a claim under the relevant clause.

                6.13 If the Vendors notify the Purchasers that they dispute the Purchaser's entitlement to a payment, or the amount of the payment claimed pursuant to clause 6.11 (b)(i), the parties must negotiate in good faith to reach an agreement in relation to the claim.

Dispute Resolution
                6.14 If the parties fail to reach agreement under clause 6.13 within 90 days after the notice was given by the Purchaser to the Vendors, then the dispute may be referred by any party for determination by an independent person nominated by the President of the Queensland Law Society in accordance with the procedures specified in clauses 8.4. 8.5 an.. 8.7. Despite any such referral, either party may at any time commence legal proceedings in relation to the dispute.

Stakeholder may release Retention Amount
                6.15 The Stakeholder may release any part of the Retention Amount in accordance with the terms of:

                        (a)     this Agreement:

                        (b)     any court order; or
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                                                                              11
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                        (c)     an independent determination made under clause
                                6.14, unless the Stakeholder is aware that legal proceedings have been commenced by either party in relation to the dispute.

Stakeholder's obligations

                6.16 The Stakeholder is under no obligation to investigate the merits of any claim to an entitlement under this clause 6 except, for the purposes of clause 6.9 and 6.10, the Stakeholder must sight a copy of the notice provided by the Purchaser under clause 6.11(a). In the absence of negligence or knowing breach of this clause 6, the Stakeholder is released by the parties from all liability in relation to the release of the whole or any part of the Retention Amount

                6.17    Despite anything else in this agreement

                        (a)     the Stakeholder

                                (i) is not obliged to pay more to any party than remains in the Account at the time it is notified of a party's claim; and

                                (ii) need not pay any party an amount which is the subject of a prior claim; and

                                (iii)   may prepare and lodge any taxation
                                        return necessary in respect of the
                                        Retention Amount and interest and to pay any tax assessed in relation to the interest (in respect of which the Vendors will be deemed to presently entitled); and

                        (b) the Purchaser cannot be required to pay any further amount to the Vendors to meet any payment under this clause 6.

                6.18 In the absence of negligence or knowing default on the part of the Stakeholder, the parties indemnify the Stakeholder for any cost, expense, liability or loss which it incurs as a consequence of being the stakeholder under this agreement

Form of Payment
                6.19 Subject to clause 6.20, each cash payment referred to in clause 6 must be made by bank cheque, trust account cheque or by electronic transfer of clear funds into an Australian bank account of the Vendor as nominated by the Vendor to the Purchaser in writing.

                6.20 The payment under clause 6.1 must be made on the Completion Date in by electronic transfer of clear funds into all Australian bank of the Vendor as nominated by the Vendor to the Purchaser in writing.

7       Conduct of business pending Completion
================================================================================
                7.1 Until Completion the Vendors must, unless the Purchaser otherwise agrees, procure that the Company:

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                        (a)     carries on its business in a normal, proper and
                                efficient manner and regularly consults with the Purchaser on the manner of conduct of its business;

                        (b) uses all reasonable endeavours to preserve the goodwill of its business;

                        (c)     maintains its assets at normal levels; and

                        (d) carries out repairs and maintenance to the Plant and Equipment, the Leased Plant and Equipment and the Business Premises in accordance with good commercial practice and standards of maintenance and as required under the Equipment Leases and the Property Leases.

                7.2 Until Completion the Vendors must, unless the Purchaser otherwise agrees, procure that the Company does not

                        (a) increase, reduce or otherwise alter its share capital or grant any options for the issue of shares or other securities;

                        (b)     declare or pay a dividend;

                        (c)     make a distribution or revaluation of assets;

                        (d)     buy back its shares;

                        (e) enter into any abnormal or unusual transaction which relates to or adversely affects its business;

                        (f) enter into any contract involving total expenditure in excess of $100,000;

                        (g) purchase any asset for more than $100,000 or total assets costing more than $200,000; or

                        (h) allow the total amount owing to trade creditors to exceed the monthly average for the previous 6 months.

8       Risk and insurance
================================================================================
Vendor to insure until Completion
                8.1 The Vendors must procure that the Company takes out and maintains until Completion insurance of the company's assets covering such risks and for such amounts as would be maintained in accordance with prudent business practice.

Damage to assets
                8.2 If any of the assets of the Company are damaged, destroyed or otherwise affected before Completion to a degree that materially and adversely affects the conduct or profitability of the business of the Company, the Purchaser may terminate this agreement by notice to the Vendors.

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                8.3     If:

                        (a) the Purchaser does not elect to terminate this agreement under clause 8.2; and

                        (b) the Company is not adequately insured under the contracts of insurance referred to in clause 8.1,

                        then an appropriate adjustment will be made to the Purchase Price as agreed between the Vendors and the Purchaser.

                8.4 If the Vendors and the Purchaser are unable to agree on the adjustment within 21 days of the Completion Date, then either the Vendors or the Purchaser may refer the disagreement to an independent valuer with the request that the independent valuer make a decision in respect of the disagreement as soon as practicable after receiving the reference and any submissions from the Vendors and the Purchaser. If the Vendors or Purchaser cannot agree on the independent valuer within seven days of one requesting appointment, then the independent valuer is to be the person nominated by the President of the Australian Institute of Chartered Accountants (Queensland Branch) at the request of the Vendors or the Purchaser.

                8.5 The independent valuer will be appointed as an expert and not as an arbitrator. The procedures for determination are to be decided by the independent valuer in its absolute discretion.

                8.6 The decision of the independent valuer is to be conclusive and binding on the parries in the absence of manifest error.

                8.7 The Vendors (collectively) and the Purchaser agree to each pay one half of the independent valuer's costs and expenses in connection with the reference.

                8.8 If this agreement is terminated under clause 8.2 then clause 4.3 applies with the necessary changes.

9       Access to Records
================================================================================
                9.1 The Vendors agree to ensure that the Purchaser and its representatives are allowed full and free access to the premises and Records of the Company at all reasonable times before the Completion Date to enable the Purchaser to become familiar with the affairs of the Company, investigate the accuracy of the Warranties.

                9.2 The Vendors must also provide the information, assistance and facilities that the Purchaser reasonably requires for the purposes set out in clause 9.1.

                9.3 If for any reason the Purchaser does not proceed with the purchase of the Shares it may not disclose or use any information made available by the Vendors relating to the business and affairs which is not in the public domain or information already known to the Purchaser at the time of the relevant disclosure.

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10      Superannuation
================================================================================
                10.1 In this clause 10 and Warranties 98 to 112 in Appendix A the following words have these meanings:

                        Fund means the Sunsuper Fund (Trustee: Sunsuper).

                        Trust Deed means the trust deed that established the Fund, as amended.

                10.2    Intentionally deleted.

                10.3 The Vendors agree to ensure that both before and after the Completion Date the Purchaser and any actuary appointed by it are provided with all records and information which they may require (including detailed information about each of the members and their participation in the Fund), which is in the Vendor's possession or control, in order to verify the correctness of any calculations or values to be ascertained for the purposes of this agreement (including the Warranties), and to enable the Purchaser to take over responsibility for and administer superannuation arrangements for members. This obligation extends to any records, information or systems which are recorded, maintained or otherwise dependent on any computerised or similar system or service.

11      Warranties, representations and indemnities
================================================================================
Warranties
                11.1 Each of the Vendors and the Covenantor represents and warrants to the Purchaser that each of the statements set out in the appendix to this agreement is accurate. Each of the statements is to be treated as a separate representation and warranty and the interpretation of any statement made may not be restricted by reference to or inference from any other statement.

                11.2 The Warranties are not extinguished or affected by any investigation made by or on behalf of the Purchaser into the affairs of the Company or by any other event or matter unless:

                        (a) the Purchaser has given a specific written waiver or release;

                        (b) the claim relates to a matter which is fairly disclosed in a formal disclosure letter given by or on behalf of the Vendors to the Purchaser before the date of this agreement; or

                        (c) the claim relates to a thing done or not done after the date of this agreement at the request or with the approval of the Purchaser.

Reliance
                11.3 Each of the Vendors and Covenantors acknowledges that it has made and given the Warranties with the intention of inducing the Purchaser to enter into this agreement and that the Purchaser has entered into this agreement in full reliance on the Warranties.

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Representations
                11.4 Each of the Vendors and Covenantor represents, warrants and undertakes to the Purchaser that each of the Warranties is true and correct on the date of this agreement and will be at the Completion Date as if made on and as at each of those dates.

Indemnity
                11.5 Each of the Vendors and Covenantor indemnifies the Purchaser against all liability or loss arising directly or indirectly from, and any costs, charges and expenses incurred in connection with, any inaccuracy in or breach of any of the Warranties.

                11.6 If a payment is made for a breach of any Warranty, the payment is to be treated as an equal reduction in the Purchase Price of each Share.

Right to terminate
                11.7 If any material breach or inaccuracy of any of the Warranties becomes apparent to the Purchaser on or before Completion the Purchaser may, by notice to the Vendors, terminate this agreement without prejudice to any other remedy available to it. If this agreement is so terminated then clause 4.3 applies with the necessary changes.

Winding up of Vendor
                11.8 Each of the Vendors and the Covenantor agrees to ensure that for six years after Completion no Vendor is wound up (whether or not voluntarily) without the prior consent of the Purchaser. That consent may not be unreasonably withheld if each of the shareholders of the Vendor consent to covenants with the Purchaser before the commencement of the winding up, in a form reasonably required by the Purchaser, to discharge all outstanding obligations of that Vendor under this agreement or, where the Vendor is a trustee, each beneficiary to whom a distribution is or is to be made on winding up provides an indemnity to the Purchaser in respect of the outstanding obligations of that Vendor under this agreement in a form reasonably required by the Purchaser.

Release of Covenantor
                11.9 Despite any other provision of this agreement, the Covenantor will be released from its obligations and liabilities under this agreement upon the death or permanent mental incapacity of Alfred Jacob Gans. This release does not affect or limit the Purchaser's rights against:

                        (a)     the estate of Alfred Jacob Gans; or

                        (b)     any representative of Alfred Jacob Gans; or

                        (c) any person as the recipient of a benefit under the will of Alfred Jacob Gans.

12      Adjustment for Tax liability
================================================================================
                12.1 In this clause 12 the following words have these meanings:

                        Authority means any governmental authority or instrumentality responsible for Tax, wherever situated.

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                        Claim Amount means:

                        (a) the amount the Company is required to pay in Tax to an Authority as a result of a Tax Claim; or

                        (b) the amount of any credit, rebate or refund of Tax lost by the Company as a result of a Tax Claim; or

                        (c) the amount of Tax that would, if the Company had taxable income in the year of income to which the Tax Claim relates, be payable by that company as a result of the loss of any relief allowance, deduction or loss carried forward, calculated at the rate of Tax applicable to companies in the year in which the Tax Claim is made.

                        Deferred Provision means the sum of the provision for deferred Tax liability in the Last Accounts and any future Tax benefit which has been offset in the calculation of that provision.

                        Tax means taxes, levies, imposts, deductions, charges, withholdings and duties (excluding stamp duties), together with any related interest, penalties, fines and other statutory charges whether accruing before or after Completion (including any CGT or stamp duty payable on the transfer of the Westlake Property).

                        Tax Claim means an assessment notice (including a notice of adjustment of a loss claimed by a company in a manner adversely affecting the company), demand or other document issued or action taken by or on behalf of an Authority, whether before or after the date of this agreement, as a result of which the Company is liable to make a payment for Tax or is deprived of any credit, rebate, refund, relief, allowance, deduction, or loss carried forward.

                        Tax Provision means, at any time, the sum of:

                        (a)     the provision for current Tax in the Last
                                Accounts;

                        (b)     the Deferred Provision; and

                        (c) all amounts already paid or agreed to be paid by the Vendors and Covenantor under this clause 12 at that time, less all Tax paid or payable in respect of those payments.

                12.2 Each of the Vendors and Covenantor agree that if at any time the Company receives or suffers a Tax Claim that relates to an act or omission of, or occurrence affecting, that company before the close of business on the Completion Date, then the Vendors and Covenantor (collectively) must pay to the Purchaser the amount by which the sum of:

                        (a)     the Claim Amount for that Tax Claim; and

                        (b) all other Claim Amounts for Tax Claims that relate to an act or omission of, or occurrence affecting the Company before the close of business on the Completion Date, other than Tax Claims referred to in clause 12.6.

                                                                              17
--------------------------------------------------------------------------------
                                exceeds the Tax Provision.

                12.3 Each of the Vendors and Covenantor agrees that if at any time it becomes apparent that the Deferred Provision is understated, calculating the proper Deferred Provision:

                        (a) in accordance with the requirements of the Corporations Law and other applicable laws at the time of preparation of the Last Accounts;

                        (b) in accordance with the Accounting Standards at the time of preparation of the Last Accounts; and

                        (c)     on a consistent basis with the Last Accounts,

                        then the Vendors and Covenantor (collectively) must pay to the Purchaser the amount of the understatement.

                        For the purpose of this clause an overstatement of the future Tax benefit in the Last Accounts is taken to be an understatement of the Deferred Provision.

                        For the purpose of this clause the Deferred Provision in the Last Accounts, but not the proper Deferred Provision, is to be reduced by the Claim Amount of a Tax Claim which would, but for the inclusion of the Deferred Provision in the Tax Provision, have resulted in a payment under clause 12.2.

                12.4 Any payment under clause 12.2 or 12.3 is to be treated as a pro rata reduction in the purchase price for each Share.

                12.5 The obligations of the Vendors and Covenantor under clauses 12.2 or 12.3 do not apply in respect of a Tax
                        Claim:

                        (a) if the possibility of the Tax Claim for the Claim Amount arising has been disclosed in writing to the Purchaser before execution of this agreement, in sufficient detail to enable the Purchaser to calculate the Claim Amount of the Tax Claim;

                        (b) to the extent that the Tax Claim arises from the failure by the Purchaser to supply to the Vendors on a timely basis information which is reasonably requested by the Vendors in relation to a Tax Claim;

                        (c) to the extent that the Tax Claim represents the disallowance of any deduction for canned forward losses, and the disallowance results from:

                                (i)     the Company not carrying on the same
                                        business after Completion as it carried
                                        on immediately before Completion: or

                                (ii) the Company, after Completion, deriving income from a business of a kind that it did not carry on or from a transaction of a kind that it had not entered into in the course of its business operations before Completion;

                                                                              18
--------------------------------------------------------------------------------
                        (d) to the extent that the Tax Claim arises from the failure by the Company after Completion, in a timely manner, to:

                                (i) lodge any return, notice, objection or other document in relation to the Tax Claim;

                                (ii) claim all or any portion of any relief, allowance, deduction, credit, rebate or right to repayment;

                                (iii) disclose or correctly describe in any return, notice, objection or other document relating to the Tax Claim any fact, matter or thing to the extent that it was or might reasonably be expected to have been within the knowledge of either the Purchaser or the company; or

                                (iv) take any other action which the company is required to take under this clause or any laws relating to Tax.

                        (e) to the extent that the Tax Claim relates to any income, profit or gain earned, accrued or received by reason of an act or omission of, or occurrence affecting, the Company in the ordinary course of its business and which for Tax purposes is taken to be derived between the Last Accounts Date and the date of Completion.

                12.6 Payments under clause 12.2 or 12.3 must be made to the Purchaser as follows:

                        (a) if the Company must make a payment of Tax in respect of a Tax Claim to which clause 12.2 applies - seven days before the latest date on which that payment may lawfully be made without incurring any penalty or additional tax for late payment;

                        (b) if the Company is deprived of any credit, rebate, refund, relief, allowance, deduction, loss carried forward - seven days before the latest date on which Tax becomes payable by the company without incurring any penalty or additional tax for late payment, being Tax which would not have been payable were it not for the Tax Claim; and

                        (c) if an amount is payable under clause 12.3 - seven days after the Purchaser advises the Vendors of the understatement.

                12.7 The Vendors and Covenantor (collectively) must pay interest to the Purchaser on any moneys due under this clause 12 but unpaid, from the date payment is due until paid in full, at a rate equal to 2 per cent. per annum above the rate quoted for that daily balance by the Commonwealth Bank of Australia on unsecured overdraft accommodation in excess of $100,000.

                12.8 If for any reason an amount received by the Purchaser under clause 12.2 or 12.3 is treated as assessable income of the Purchaser under any law relating to Tax the Vendors and Covenantor (collectively) agree to pay to the Purchaser an increased amount so that, after deducting from

                                                                              19
--------------------------------------------------------------------------------
                        that amount all Tax paid or payable in respect of the receipt, the balance remaining is equal to the amount due under the relevant clause.

                12.9 If the Purchaser or the Company becomes aware of a Tax Claim the Purchaser must give written notice of it to the Vendors within a reasonable time of becoming so aware.

                        The Purchaser must ensure the Vendors and their professional advisers have reasonable access to the personnel of the Purchaser and the Company and to any relevant premises, assets and Records within the custody, power, possession or control of those companies to enable the Vendors and their professional advisers to examine the Tax Claim and Records and to take copies or photographs of them, at the expense of the Vendors, provided the Vendors and their professional advisers give to the Purchaser or the Company such undertakings as to confidentiality as the Purchaser may reasonably require.

                        The Purchaser must ensure that the Company takes any proper and reasonable action that the Vendors (collectively) request to avoid, resist, compromise or defend a demand or notice issued by an Authority which gives rise to the Tax Claim, provided the Vendors indemnify the Purchaser and the Company to the reasonable satisfaction of the Purchaser against any liability or loss which may be suffered or costs, damages or expenses which may be incurred as a result of compliance with their request.

                        The Vendors may only request an action under this clause
                        12.9 if they provide the Purchaser with an opinion from a partner specialising in Tax of a major law firm or accounting firm in the city where the action is taken by the Authority which gives rise to the Tax Claim that there is a real prospect that the requested action will result in the demand or notice issued by the Authority being avoided, resisted, compromised or defended.

                        The action that the Vendors may request be taken by the Purchaser or the Company in respect of a Tax Claim includes the making of appeals and objections, provided that all other avenues of review have been exhausted.

                        Any action required under this clause 12.9 must be taken in a timely manner.

                12.10 If, following the making of a payment under clause 12.2 for a Tax Claim, all or part of the Claim Amount is refunded either in cash or by credit to the Company (including, but not limited to, any amount or credit received following a successful objection or appeal), the Purchaser must immediately pay to the Vendors the lesser of the refund and the amount of the payment paid under clause 12.2. Any payment under clause 12.10 is to be treated as a pro rata increase in the purchase price for each Share.

                12.11 If the Vendors and the Purchaser cannot agree on any amount to be paid under this clause 12 within 21 days of a dispute arising, then either the Vendors or the Purchaser may refer the disagreement to an expert with the request that the expert make a decision on the disagreement as soon as practicable after receiving any submissions from the Vendors and the Purchaser. The expert is to be a person with over ten years experience in Tax agreed by the Vendors and the Purchaser, or if they do not agree on the person to be appointed within seven days of one party requesting appointment, a person with the same expertise appointed by the President of the Australian Institute of Chartered Accountants at the request of either the Vendors or the Purchaser. The decision of the expert is to be conclusive and binding on the parties in the absence of manifest error. The Vendors and the Purchaser agree to each pay one half of the expert's costs and expenses in connection with the reference. The expert is appointed as an expert and not as an arbitrator. The procedures for determination are to be decided by the expert in its absolute discretion.

                12.12 The operation of this clause 12 is subject to clause 5.5, except in relation to the Westlake Property.

13      Default by Vendors
================================================================================
                        If the Vendors or any of them do not Complete, other than as a result of default by the Purchaser, the Purchaser may give the Vendors notice requiring them to Complete within 7 days of receipt of the notice. If the Vendors do not Complete within that period, the Purchaser may elect to proceed for specific performance or terminate this agreement. In either case the Purchaser may seek damages for the default If this agreement is so terminated then clause 4.3 will apply with the necessary changes. This termination does not affect any other rights the Purchaser has against the Vendors at law or in equity.

14      Restraint
================================================================================
                14.1 Each of the Vendors and the Covenantor undertakes to the Purchaser that after the Completion Date, it will not:

                        (a) be concerned or interested in any other business or undertaking of a similar nature to that carried out by the Company (including as a consultant); or

                        (b) be a director or shareholder of any corporation or organisation which is competitive with the Company; or

                        (c) acquire more than 2% in any publicly listed company which [ILLEGIBLE] on a business which is the same or of a similar nature to the Company's business.

                14.2 Each of the Vendors and the Covenantor must not accept any payment or other benefit as an inducement or reward for any act or forbearance or in connection with the business of the Company after the Completion Date.

                14.3 Nothing in clause 14.1 will prevent each of the Vendors and the Covenantor from holding or being otherwise interested in any shares or other securities (directly or through nominees) in companies where those securities are, for the time being, quoted on any recognised stock exchange whether in Australia or overseas.

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                14.4    Each of the Vendors and the Covenantor undertakes to the
                        Company that it will not:

                        (a) for the period specified in clause 14.4(a)(ii) and in the area specified in clause 14.4(a)(iii), either directly or indirectly in any capacity (including as principal, agent, partner, employee, shareholder, unitholder, director, trustee, beneficiary, manager, consultant, adviser or financier) engage or be involved in:

                                (i)     (A) the business of being a serials
                                        subscription agents to libraries,
                                        government departments, businesses and
                                        other readers of journals, magazines and newspapers from Australia and overseas; and/or

                                        (B) any business or activity which is
                                        the same as or substantially similar to
                                        the Company's business or any material
                                        part of it;

                                (ii)    (A) for a period of 4 years from the
                                        Completion Date;

                                        (B) for a period of 3 years from the
                                        Completion Date;

                                        (C) for a period of 2 years from the
                                        Completion Date;

                                        (D) for a period of 1 year from the
                                        Completion Date;

                                        (E) for a period of 6 months from the
                                        Completion Date;

                                (iii)   (A) in the whole of world;

                                        (B) in any country in which the
                                        Purchaser carries on business;

                                        (C) in Australia and New Zealand;

                                        (D) in Australia;

                                        (E) in Queensland.

                        (b) for a period of 4 years from the Completion Date, entice away or endeavour to entice away from the Company's business, any employees of the Company or any director, agent, representative, associate or advisor of or to the Company in connection with the Company's business; or

                        (c) for a period of 4 years from the Completion Date, solicit the custom or business of anyone who was a customer of the Company at any time during the 2 years prior to the Completion Date.

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                14.5    Each of the Vendors and the Covenantor undertakes to the
                        Company that it will not, at any time after Completion, either directly or indirectly in any capacity (including as principal, agent, partner, shareholder, unitholder, trustee, beneficiary, manager, consultant, advisor or financier):

                        (a) use or disclose any confidential information pertaining to the Company to anyone other than the Company and the Purchaser, except as required by law; or

                        (b) use a logo, symbol, trade mark or business name substantially identical or deceptively similar to those of the Company.

                14.6 Clause 14.4(a) has effect as if it were the number of separate clauses which results from combining the commencement of clause 14.4(a) with each paragraph of clause 14.4(a)(i) and combining each such combination with each paragraph of clause 14.4(a)(ii) and combining each such combination with each paragraph of clause 14.4(a)(iii), each such resulting clause being severable from each other resulting clause, and if any of those separate resulting clauses is invalid or unenforceable for any reason, that invalidity or unenforceability does not prejudice or in any way affect the validity or enforceability of any other resulting clause. If the combination of clauses, when taken together, is judged to go beyond what is reasonable in the circumstances and necessary to protect the goodwill of the Company, but would be judged reasonable and necessary if part were deleted, then the clauses are to be construed as if that part were deleted.

                14.7 Each of the Vendors, the Covenantor and the Purchaser agree that, in the circumstances (including the acquisition of certain the shares in the Company by the Purchaser), the prohibitions and restrictions in this clause 14 are reasonable and necessary to protect the goodwill of the Business.

                14.8 This clause 14 does not limit or affect any other agreement between the Vendors (or any of them) and the Purchaser (including the Executive Service Agreement with Alfred Jacob Gans dated on or about the date of this agreement).

15      New Lease
================================================================================
Agreement to lease
                15.1    The Vendor agrees to:

                        (a)     a surrender of the Level 2 Lease; and

                        (b)     grant the New Lease to the Company.

                        from the Completion Date.

Initial rent
                15.2 If the rent for the first year of the initial term of the New Lease has not been agreed by Completion, the rent is to be:

                        (a)     the amount agreed by the parties; or

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                        (b)     if the parties have not reached agreement within
                                one month after the Completion Date, then the amount determined in accordance with the procedure for market review specified in
                                Schedule 2 (parts D to G) of the New Lease, reduced by 10%.

                15.3 Until determination of the rent under clause 15.2, the Purchaser must pay rent under the New Lease at the rate of $185.00 per square metre per annum and the parties must make any adjustment required so that the rent paid by the Purchaser is equal to the rent payable in accordance with clause 15.2. That adjustment is to be made with the next rent payment by the Purchaser (in which case, the Purchaser may offset any amount due to it under this clause against the rent payable under the New Lease).

16      Costs and stamp duty
================================================================================
                16.1 The Vendors and the Purchaser agree to bear their own legal and other costs and expenses in connection with, the preparation, execution and completion of this agreement and of other related documentation, except for stamp duty.

                16.2 The Purchaser agrees to bear all stamp duty payable or assessed in connection with this agreement and the transfer of the Shares to the Purchaser.

17      Power of attorney
================================================================================
                17.1 Each Vendor appoints the Purchaser to be its attorney to exercise the powers set out in this clause 17 from the Completion Date until the Shares are registered in the name of the Purchaser.

                17.2 The Purchaser may do in the name of each Vendor and on its behalf everything necessary or expedient, in the Purchaser's sole discretion, to:

                        (a)     transfer the Shares;

                        (b) exercise any rights, including rights to appoint a proxy or representative and voting rights, attaching to the Shares;

                        (c) receive any dividend or other entitlement paid or credited to the Vendors in respect of the Shares; and

                        (d) do any other act or thing in respect of the Shares or the Company.

                17.3 Each Vendor declares that all acts and things done by the Purchaser in exercising powers under this power of attorney will be as good and valid as if they had been done by the Vendor and agrees to ratify and confirm whatever the Purchaser does in exercising powers under this power of attorney.

                17.4 Each Vendor declares that this power of attorney of the Purchaser is given for valuable consideration and is irrevocable from the date of this

                                                                              24
--------------------------------------------------------------------------------
                        power of attorney until the Shares are registered in the name of the Purchaser.

                17.5 The Purchaser is expressly authorised to do any act as a result of which a benefit is conferred on it.

18      Notices
================================================================================
                18.1 A notice, approval, consent or other communication in connection with this agreement:

                        (a)     must be in writing;

                        (b) must be marked for the attention of the company secretary or, in the case of individuals, that individual; and

                        (c) must be left at the address of the addressee, or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee which is specified in this clause or if the addressee notifies another address or facsimile number then to that address or facsimile number.

                                The address, and facsimile number of each party is:

                                Vendors
                                Address:      3 Mozart Place, Mt Ommaney, Qld
                                Facsimile:    N/A

                                Purchaser
                                Address:      725 Concord Avenue, Cambridge,
                                              Massachusetts, USA
                                Facsimile:    617 497 6825

                                Covenantor
                                Address:      3 Mozart Place, Mt Ommaney, Qld
                                Facsimile:    N/A

                18.2 A notice, approval, consent or other communication takes effect from the time it is received unless a later time is specified in it.

                18.3    A letter or facsimile is taken to be received:

                        (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting; and

                        (b) in the case of facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

                                                                              25
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19      Assignment
================================================================================
                19.1 Subject to clause 19.2, a party may not assign its rights under this agreement without the consent of the other party.

                19.2 The Purchaser has the right to mortgage or charge its interest under this agreement without the consent of the other party.

20      Miscellaneous
================================================================================
Exercise of rights
                20.1 A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a party does not prevent a further exercise of that or of any other right, power or remedy. Failure by a party to exercise or delay in exercising a right, power or remedy does not prevent its exercise.

Waiver and variation
                20.2 A provision of or a right created under this agreement may not be:

                        (a) waived except in writing signed by the party granting the waiver; or

                        (b)     varied except in writing signed by the parties.

Approvals and consent
                20.3 A party may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion unless this agreement expressly provides otherwise.

Remedies cumulative
                20.4 The rights, powers and remedies provided in this agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this agreement.

No merger
                20.5 The Warranties in this agreement do not merge on Completion.

Survival of indemnities
                20.6 Each indemnity in this agreement is a continuing obligation, separate and independent from the other obligations of the parties and survives termination of this agreement.

Enforcement of indemnities
                20.7 It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity conferred by this agreement.

Further assurances
                20.8 Each party agrees, at its own expense, on the request of any other party, to do everything reasonably necessary to give effect to this agreement and the transactions contemplated by it (including the execution of documents) and to use all reasonable endeavours to cause relevant third parties to do likewise.

                                                                              26
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Publicity
                20.9 A party may not make press or other announcements or releases relating to this agreement and the transactions the subject of this agreement without the approval of the other parties to the form and manner of the announcement or release unless that announcement or release is required to be made by law or by a stock exchange.

Time of the essence
                20.10 Time is of the essence of this agreement in respect of any date or period determined under this agreement.

Entire agreement
                20.11 This agreement constitutes the entire agreement of the parties about its subject matter and any previous agreements, understandings and negotiations on that subject matter cease to have any effect.

Execution by facsimile
                20.12 The Vendors acknowledge that the Purchaser may make or accept this offer by facsimile transmission.

21      Governing law, jurisdiction and service of process
================================================================================
        21.1 This agreement and the transactions contemplated by this agreement are governed by the law in force in Queensland.

        21.2 Each party irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of Queensland and courts of appeal from them for determining any dispute concerning this agreement or the transactions contemplated by this agreement. Each party waives any right it has to object to an action being brought in those courts, to claim that the action has been brought in an inconvenient forum, or to claim that those courts do not have jurisdiction.

        21.3 Without preventing any other mode of service, any document in an action (including, but not limited to, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 18.

22      Redundancy payments for employees
================================================================================
                The Purchaser agrees that it will cause the Company as a minimum entitlement to pay to each employee of the Company at the completion or termination of their employment (otherwise than for death or misconduct), in addition to their lawful entitlements to accrued recreation leave, sick leave, and long service leave, severance pay of an amount equal to the greater of:

                (a) one week's salary for each complete year of service with the Company; and

                (b) the amount of severance pay and pay in lieu of notice to which they would be entitled under the Industrial Relations Act 1999

                                                                              27
--------------------------------------------------------------------------------
                        (Qld) and the Termination Change and Redundancy Policy
                        (1987) 30 QGIG 1119.

EXECUTED as an agreement

                                                                              28
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Appendix                Warranties and Representations
================================================================================

Vendors' qualifications
================================================================================
                1 The Vendors are the registered holders and beneficial owners of the Shares as set out in Schedule 1.

                2 There are no mortgages, charges, pledges, liens, encumbrances or other security interests over or affecting the Shares.

                3 Each of the Vendors has the power to enter into and perform this agreement and has obtained all necessary consents to enable it to do so.

                4 The entry into and performance of this agreement by the Vendors does not constitute a breach of any obligation (including any statutory, contractual or fiduciary obligation), or default under any agreement or undertaking, by which any of the Vendors is bound.

                5 No meeting has been convened or resolution proposed, or petition presented, and no order has been made, for the winding-up of any corporate Vendor. No petition has been presented and no order has been made for the bankruptcy of any personal Vendor. No voluntary arrangement has been proposed or reached with any creditors of any Vendor. Each Vendor is able to pay its debts as and when they fall due.

The Company
================================================================================
                6       The Company:

                        (a)     is accurately described in Recitals A and B;

                        (b) has full corporate power to own its properties, assets and business and to carry on its business as now conducted; and

                        (c) has done everything necessary to do business lawfully in all jurisdictions in which its business is carried on.

                7 No meeting has been convened or resolution proposed, or petition presented, and no order has been made, for the winding-up of the Company. No distress, execution or other similar order or process has been levied on any of the property or assets of the Company. No voluntary arrangement has been proposed or reached with any creditors of the Company. No receiver, receiver and manager, provisional liquidator, liquidator or other officer of the court has been appointed in relation to the Company. The Company is able to pay its debts as and when they fall due.

                7A There is no person holding the office of Permanent Managing Director.

The Shares
================================================================================
                8 The Shares comprise the whole of the issued ordinary share capital of the Company, and are fully paid.

                                                                              29
--------------------------------------------------------------------------------
                9 There are no commitments in place under which the Company is obliged at any time to issue any shares or other securities of the company.

                10 There is no restriction on the sale or transfer of the Shares to the Purchaser except for the consent of the directors of the Company to the registration of the transfers of the Shares.

Financial statements
================================================================================
                11 The forecasts and projections relating to the Company given to the Purchaser or its professional advisers by or on behalf of any Vendor (excluding those prepared by Alf Gans and included with the Last Accounts) have been prepared with all due care and prudence and on a reasonable basis. There are no facts or circumstances known to any Vendor or Covenantor or their professional advisers, or which ought to be known to any of them on reasonable enquiry, which would lead a prudent business manager to make any material revision of those forecasts or projections.

                12 The Last Accounts disclose a true and fair view of the state of the affairs, financial position and assets and liabilities of the Company as at the Last Balance Date, and the income, expenses and results of operations of the Company for the financial period ending on that date.

                13      The Last Accounts were prepared:

                        (a) in accordance with the requirements of the applicable Companies Code or Corporations Law and any other applicable laws;

                        (b)     in accordance with the Accounting Standards;

                        (c)     in the manner described in the notes to them;

                        (d) on a consistent basis with the accounts for the prior financial year;

                        (e) without revaluing upwards any assets during the period which is the subject of the Last Accounts; and

                        (f) recording each asset at its reasonably estimated current market value.

                14 The Company is not directly or indirectly obliged in any way to guarantee, assume or provide funds to satisfy any obligation of any person.

                15      No letter of comfort has been given by the Company.

Business
================================================================================
                16 The Company is the legal and beneficial owner of all its property and assets. There are no mortgages, pledges, liens, encumbrances, charges

                                                                              30
--------------------------------------------------------------------------------
                        or other security interests over or affecting any property or assets except as set out in Schedule 2.

                17 The Company holds all statutory licences, consents and authorisations necessary for the carrying on of its business and the use of the Business Premises. So far as the Company and each of the Vendors and Covenantor are aware, there is no fact or matter that might prejudice the continuance or renewal of those licences, consents or authorisations.

                18 The business of the Company is conducted in accordance with all applicable laws, does not contravene any laws and no allegation of any contravention of any applicable laws is known to the Company or any of the Vendors or Covenantor.

                19 The assets of the Company are sufficient to enable the effective conduct of the business of the Company after Completion as it is carried on at the date of this agreement, and has been carried on since the Last Balance Date.

                20 There has not been any breach of or default by the Company of any term or provision of:

                        (a)     its memorandum and articles of association;

                        (b) any instrument to which it is a party or by which it is bound; or

                        (c) any judgment, order or injunction of any court, commission, board or other administrative or governmental authority,

                        and there has not occurred any event which, with the passage of time or giving of notice, would constitute a breach or default of that kind.

                21 The transfer of the Shares in accordance with this agreement does not and will not constitute a breach of any obligation (including any statutory, contractual or fiduciary obligation) or default under any agreement or undertaking by which the Company is bound.

                22 As far as the Company and each of the Vendors and Covenantor are aware, there is no existing customer or supplier of the Company who will or is likely to:

                        (a)     cease trading with the Company; or

                        (b)     materially reduce its trading with the Company,

                        as a result of the acquisition of the Shares by the Purchaser.

                23 No person has given or entered into any guarantee, indemnity or letter of comfort in respect of the Company.

                24 There are no powers of attorney given by the Company in force except the power of attorney in clause 17.

                25 The names and locations of all banks in which the Company has an account and the names of all persons authorised to sign on the accounts are listed in
                        Schedule 3.

                                                                              31
--------------------------------------------------------------------------------
                26 Except as disclosed in Schedule 4 no Vendor or relative of a Vendor or body corporate associated (as that term is defined in the Corporations Law) with a Vendor is a party to any contract or arrangement with the Company.

                27 At no time during the last three years has the Company had a direct or indirect interest in any contract or arrangement containing terms which were not of an entirely arm's length nature, nor have the profits or financial position of the Company during that period been effected by any contract or arrangement with terms of that nature.

                28      The Company:

                        (a) does not hold any shares in the capital of any company;

                        (b) is not a member of any partnership or other unincorporated association;

                        (c)     is not a trustee of any trust estate or fund;
                                and

                        (d) does not have a permanent establishment (as that expression is defined in any relevant double taxation agreement) outside Australia.

Business Premises
================================================================================
                29 The Business Premises are the only places of business of the Company and are the only business premises owned, leased or occupied by the Company.

                30 The Company has exclusive occupation of the Business Premises free from all encumbrances or third party rights.

                31 The Company has properly performed and observed all material covenants affecting the Business Premises.

                32 There are no restrictions, stipulations or outgoings affecting the Business Premises which are of an onerous or unusual nature or conflict with the present use. The use of the Business Premises by the Company does not constitute a breach of the Property Lease, the Business Premises Lease or any applicable law.

                33 The Property Lease is the only lease of real property to the Company. The Company has made all payments required by and has otherwise complied with the terms of the Property Lease.

                34 No development, alterations or works have been carried out in relation to the Business Premises which would require any permission or consent under any statute or regulation which has not been obtained and all conditions attaching to any such permission or consent have been fully complied with.

                35 As far as the Company and each of the Vendors and Covenantor are aware, there are no proposals by any competent authority or other person which would adversely affect the Business Premises.

                                                                              32
--------------------------------------------------------------------------------
                36 Each of the buildings and other erections on the Business Premises:

                        (a) is in such condition and repair as to be substantially fit for the purpose for which it is presently used; and

                        (b) is approved and otherwise complies with applicable laws and industrial health and safety regulations.

                37 The connections to power and waste disposal services existing in the buildings and other erections on the Business Premises are approved and otherwise comply with applicable laws. None of the Company or any of the Vendors or Covenantor are aware of any imminent or likely interruption of those services.

                38 There are no current disputes relating to the Business Premises or its use.

Plant and Equipment
================================================================================
                39 Schedule 7 is a complete list of all items of Plant and Equipment owned by the Company with a written down value in excess of [ ] as at the List Balance Date. Schedule 9 accurately describes all of the Equipment Leases.

                40 The rate of depreciation applied in the Last Accounts for each item of Plant and Equipment has been applied over previous accounting periods of the company and is adequate to write down its value to nil realisable value it the end of its useful working life.

                41      Each item of Plant and Equipment and Leased Plant and
                        Equipment:

                        (a) is in good repair taking into account normal wear and tear;

                        (b) is in satisfactory working condition and capable of doing the work for which it is designed, and

                        (c) has been maintained in a manner that does not prejudice any rights under any maintenance contract in connection with any of that plant and equipment.

                42 There is no claim outstanding against any supplier of the Plant and Equipment or Leased Plant and Equipment or of maintenance services format plant and equipment in connection with any defect in that plant and equipment.

                43 Each item of Plant and Equipment and Leased Plant and Equipment is in the physical possession of the Company.

                44 Each item of Plant and Equipment and Leased Plant and Equipment is erected or positioned in accordance with all applicable laws and is operated by the Company without contravening any laws or industrial health and safety regulations.

                45 The Company has made all payments required by and has otherwise complied with the terms of each of the Equipment Leases.

                                                                              33
--------------------------------------------------------------------------------
Inventory
================================================================================
                        Warranties 46 to 51 have been intentionally deleted.

Intellectual Property Rights
================================================================================
                52      Schedule 9 is a complete and accurate list of:

                        (a) all registered and unregistered business names and trade marks;

                        (b)     all registered patents and designs; and

                        (c) all applications for registration of patents and designs,

                        owned or used at any time by the Company in connection with its business and contains full details of the Intellectual Property Licences.

                53 The Company owns all right, title and interest throughout the world in and to the Intellectual Property Rights. The Company has not licensed any of the Intellectual Property Rights and has not assigned or in any way disposed of any right, title or interest in the Intellectual Property Rights.

                54 The Company has not disclosed any of the Confidential Information except properly in the ordinary course of its business and on a confidential basis.

                55 The Intellectual Property Rights are valid and enforceable throughout the world. The Company has taken all necessary steps to obtain and maintain appropriate registrations for the Intellectual Property Rights and to protect and defend the Intellectual Property Rights.

                56 Neither the carrying on of its business by the Company nor the use of the Intellectual Property Rights:

                        (a) infringes, or is alleged to infringe, the intellectual property rights (including business names, trade marks, patents, designs, copyright and rights to confidential information) of any third party; or

                        (b) is, or is alleged to be, in breach of any obligation of confidence owed to any third party.

                57 As far as the Company and each of the Vendors and Covenantor are aware, there has not been:

                        (a) any infringement of any of the Intellectual Property Rights;

                        (b) any misuse or unauthorised disclosure of the Confidential Information; or

                        (c) any other act which may affect the validity or enforceability of the Intellectual Property Rights.

                                                                              34
--------------------------------------------------------------------------------
                58 None of the Company or any of the Vendors or Covenantor are aware of any use by any other person of any of the business names or the trade marks owned or used by the Company.

                59 Each of the Intellectual Property Licences is valid, binding and enforceable against the parties to it. The Company has complied at all times with the terms of the Intellectual Property Licences and no licensor has any right to terminate an Intellectual Property Licence.

Contracts
================================================================================
                59 Full details of all material contracts entered into by the Company have been fully disclosed to the Purchaser in writing. Schedule 10 is a complete list of all banking facilities available to the Company.

                60 The Company has complied at all times with its obligations under all material contracts entered into by it.

                61 Each of the contracts entered into by the Company is valid, binding and enforceable against the parties to it and there is no party in breach of, or in default under, any such contract.

                62 None of the contracts entered into by the Company contain any onerous, unusual or other provision material for disclosure to a prudent intending purchaser of the Shares.

                63 None of the contracts entered into by the Company is known to the Company or any of the Vendors or Covenantor to be likely to result in a loss for that company.

                64 The Company has not made any offers, tenders or quotations which are still outstanding and capable of giving rise to a contract by the unilateral act of a third party, other than in the ordinary course of business and on customary terms.

                65 All debts of the Company will be good and collectable in the ordinary course of business and in any event not later than three months after the Completion Date.

                66 The total amount borrowed by the Company from its bankers does not exceed its overdraft accommodation and the total amount borrowed or raised by the Company from any source does not exceed any limitation in its articles of association or in any deed or agreement executed by it.

Insurance
================================================================================
                67 Schedule 11 comprises a complete list of all contracts of insurance and indemnity in force in respect of the business and the property and assets.

                68 Each of the contracts of insurance is in force and there is no fact or circumstance known to the Company or any of the Vendors or Covenantor which would lead to any of them being prejudiced. None of the contracts of insurance will be terminated or cease to have effect as a consequence of the change in ownership of the Shares.

                                                                              35
--------------------------------------------------------------------------------
                69 All of the property and assets of the Company of an insurable nature are insured in amounts representing their full replacement or reinstatement value against fire and other risks normally insured against. All risks, whether in relation to damage to property, personal injury, product liability or otherwise are adequately insured for such amounts as would be maintained in accordance with prudent business practice.

Taxation
================================================================================
                70 All tax and duty returns required by law (including, but not limited to, all laws imposing or relating to income tax, fringe benefits tax, sales tax, payroll tax, group tax, land tax, water and municipal rates and stamp and customs duty) to be lodged or filed by the Company have been lodged or filed.

                71 No tax or duty return referred to in warranty 69 contains a statement that is false or misleading in any material particular or omits to refer to any matter which is required to be included or without which the statement is false or misleading.

                72 All records relating to tax or duty returns referred to in warranty 69 or to the preparation of those returns required by law to be maintained by the Company have been duly maintained.

                73 All taxes, levies, assessments, contributions, fees, rates, duties, and other governmental or municipal charges or impositions (other than those which may be still paid without penalty or interest) for which the Company is liable, including any penalty or interest, have been paid.

                74 There is no current dispute between the Company and the Commissioner of Taxation of the Commonwealth of Australia or any other federal, state or municipal body or authority responsible for the collection of tax or duty.

                75 All amounts of income tax required by law to be deducted by the Company from the salary or wages of employees have been duly deducted and, where appropriate, duly paid.

                76      No dividend has been paid by the Company:

                        (a) in respect of which the required franking amount (as provided for in section 160AQE of the Income Tax Assessment Act ("Tax Act") has exceeded the franked amount (as defined in section 160APA of the Tax Act) of the dividend; or

                        (b) which has been franked in excess of the required franking amount,

                        which would result in that company being liable to pay franking deficit tax under section 160AQJ of the Tax Act or additional tax under section 160ARX of the Tax Act.

                77 The Company will have sufficient profits available for distribution to members to permit payment of the dividend referred to in clause 7.3. Payment of that dividend in accordance with that clause will not result in

                                                                              36
--------------------------------------------------------------------------------
                        the Company becoming liable to pay franking deficit tax under section 160AQJ of the Tax Act or additional tax under section 160ARX of the Tax Act.

                78 All documents entered into by the Company have been duly stamped.

                79 All stamp duty payable on any transfer of the Shares before the Completion Date has been duly paid.

Records
================================================================================
                80      The Records:

                        (a) are complete, true and accurate in all material respects;

                        (b) give a true and fair view of the trading transactions, financial and contractual position of the Company and of its assets and liabilities;

                        (c) as far as is relevant, have been prepared in accordance with the applicable Companies Code or Corporations Law and the Accounting Standards; and

                        (d) are in the possession of the Company in their original form.

                81 The Company has filed all annual returns and other forms as and where required to be filed or registered under the Companies Code or Corporations Law (as applicable) and the Company is not liable to be struck off the register of companies.

Litigation
================================================================================
                82 The Company is not involved in any litigation or arbitration proceedings and there are no facts likely to give rise to any such proceedings.

                83 No claim has been made against the Company in connection with any defective product or services supplied by it in the course of carrying on its business and the Company has maintained adequate insurance for at least the last 6 years against any such claim. The Company has not breached the provisions of the Trade Practices Act or any equivalent state or territory enactments or the requirements of consumer product safety standard or consumer product information standard prescribed by law.

                84 None of the operations of the Company are subject to any unsatisfied judgment or any order, award or decision handed down in any litigation or arbitration proceedings.

Environment
================================================================================
                85 There is no Contaminant present in, on, under or above the Business Premises and there is nothing which may become or give rise to such a Contaminant in the future.

                                                                              37
--------------------------------------------------------------------------------
                86 The Business Premises are safe and without risk to health of persons.

                87 The Company in the conduct of its business or the occupation and use of the Business Premises, has not harmed the Environment in a manner not permitted by any Environmental Law.

                88 All authorisations and approvals required under any Environmental Law relating to the business of the Company are in full force and effect and will not be terminated or cease to have effect as a consequence of the change in ownership of the Shares.

                89 No authorisations or approvals under any Environmental Law relating to the business of the Company are subject to a right of appeal by any person.

                90 The Company has at all times complied with all the terms of any authorisations and approvals under any Environmental Law relating to the business of the Company.

                91 There is no proposal to revoke, suspend, modify or not renew any authorisation or approval under any Environmental Law relating to the business of the Company.

                92 There is no actual or contingent obligation to pay money or carry out any work in relation to the Business Premises or any other assets of the Company to comply with an Environmental Law.

                93 The Company is not subject to any liability under any Environmental Law or under the common law arising from the carrying on of its business at any time.

                94 The carrying on of its business by the Company has not been negligent and has not resulted in or caused any public or private nuisance or contravention of the rule known as the Rule in Rylands v Fletcher (1868) LR3 (HL) 330.

Employees
================================================================================
                95 All contracts of service or for services and letters of appointment in respect of any employees of, or consultants to, the Company have been fully disclosed to the Purchaser in writing. No loans or other advances have been made to any directors or employees of the Company. Each of the contracts entered into with employees or consultants are enforceable against the parties to it and there is no party in breach of, or in default under, any such contract.

                96 The Company has made all payments in respect of occupational superannuation required under any contract or award in respect of each of its employees.

                97 The Company is not involved in any industrial or trade dispute or any dispute regarding any claim with any of its employees or with any trade union and, so far as the Company and each of the Vendors and Covenantor are aware, there are no facts or circumstances which are likely to result in such a dispute.

                                                                              38
--------------------------------------------------------------------------------
                98 Since 1997 the Company has not considered dismissing any existing Employees.

                99 Since the Last Accounts Date there has not been any material change in the remuneration or emoluments or benefits of any executives who are employees.

Superannuation
================================================================================
                        Warranties 100 to 106 have been intentionally deleted.

                107 Full disclosure has been made to the Purchaser of all material facts relating to contributions and benefit arrangements in connection with the Fund and there are no superannuation or other benefit schemes, other than the Fund, to which the Company is contributing or has entered into a commitment which could involve future contributions, or under which any of the employees of that company receives or is entitled to receive or reasonably expects to receive any benefits.

                108     Intentionally deleted.

                109 All taxes, levies, assessments, contributions, fees, rates, duties and other governmental or municipal charges or impositions (other than those which may still be paid without penalty or interest) for which the Vendors are liable, including any penalty or interest, have been paid.

                110 Full and proper records and accounts (so far as those are required by law) of the superannuation arrangements of the Company have been kept, are up to date, and disclose a true and fair view.

                111     Intentionally deleted.

                112     Intentionally deleted.

                113 The transfer of the Shares will not cause any increase in the obligations of the Company to make contributions to the Fund.

                114 None of the Vendors have misrepresented to any person the benefits which are or may be available in respect of the Fund.

Changes since the Last Balance Date
================================================================================
                115     Since the Last Balance Date:

                        (a) the business of the Company has been carried on in the ordinary and usual course and no contracts or commitments differing from those ordinarily necessitated by the nature of that business have been entered into or incurred;

                        (b) there has been no change in the assets, the liabilities or the financial position or profits of the Company from that set out in the Last Accounts except changes in the ordinary course of business, none of which individually or in the aggregate is materially adverse to the company; and

                                                                              39
--------------------------------------------------------------------------------
                        (c) the business or financial position of the Company has not been materially and adversely affected by any matter, either financial or otherwise and whether covered by insurance or not.

                116     Since the Last Balance Date:

                        (a) no distributions of cash or specific assets by way of dividend or otherwise on the share capital of the Company have been made;

                        (b) no shares in or debentures of the Company have been issued or agreed to be issued or put under option;

                        (c) no alteration has been made to the rights attached to any existing shares in the Company;

                        (d) no alteration has been made to the memorandum or articles of association of the Company;

                        (e) no alteration has been made to the capital structure of the Company;

                        (f) no additional directors have been appointed to the Company.

Brokerage
================================================================================
                117 No person is entitled to recover from the Company any fee or commission in connection with the purchase or sale of the Shares.

Information
================================================================================
                118 All information given by the Company or any of the Vendors or Covenantor or the Vendors' professional advisers to the Purchaser or to the Purchaser' s professional advisers in the course of negotiations leading to this agreement and Completion are true and accurate in all respects. None of that information is misleading in any material particular, whether by omission or otherwise.

                119 To the best of the knowledge and belief of the Company and each of the Vendors and Covenantor, all details relating to the Company which would be material for disclosure to a prudent intending purchaser of the Shares have been disclosed to the Purchaser.

                120 So far as the Company and each of the Vendors and Covenantor are aware, there are no facts or circumstances which might reasonably be expected materially and adversely to affect the financial position, operations, profitability or prospects of the Company other than facts and circumstances affecting as a whole the industry in which the business of the Company is carried on.

Managing Directors
================================================================================
                121 Liliane Gans has resigned from her position as Managing Director or Governing Director, as the case may be.

                                                                              40
--------------------------------------------------------------------------------
Schedule 1              Vendors and Shareholdings
================================================================================

Column 1                                      Column 2        Column 3              Column 4

Name and Address of each Vendor               Number of       Class of Shares       Amount paid up
                                              Shares held     held                  on each of the
                                                                                    Shares held

-----------------------------------------------------------------------------------------------------
Ashcliff Pty Ltd (ACN 057 727 198) of         1               A                     $1.00
Level 4, Benson House, 2 Benson Street,
Toowong in the State of Queensland.

Ashcliff Pty Ltd (ACN 057 727 198) of         1               B                     $1.00
Level 4, Benson House, 2 Benson Street,
Toowong in the State of Queensland.

Ashcliff Pty Ltd (ACN 057 727 198) of         1               C                     $1.00
Level 4, Benson House, 2 Benson Street,
Toowong in the State of Queensland.

Ashcliff Pty Ltd (ACN 057 727 198) Of         1               D                     $1.00
Level 4, Benson House, 2 Benson Street,
Toowong in the State of Queensland.

Ashcliff Pty Ltd (ACN 057 727 198) of         3,999           Ordinary              $1.00
Level 4, Benson House, 2 Benson Street,
Toowong in the State of Queensland.

Ashcliff Pty Ltd (ACN 057 727 198) of         210,000         Z                     $1.00
Level 4, Benson House, 2 Benson Street,
Toowong in the State of Queensland.

Alfred Jacob Gans of 3 Mozart Place. Mt       1               Ordinary              $1.00
Ommaney in the State of Queensland.

                                                                              41
--------------------------------------------------------------------------------
Schedule 2              Mortgages and other Encumbrances over the
                        Company
================================================================================
                        Nil

                                                                              42
--------------------------------------------------------------------------------
Schedule 3              Bank Accounts and Signatories
================================================================================

BANK ACCOUNTS

Australia
National Australia Bank              BSB: 084424                    Toowong Branch
                                     A/c No: 50-839-6907            29 Sherwood Road
                                                                    Toowong, Queensland
                                                                    Australia
                                                                    Flexiphone 131013
                                                                    Fax (07) 3870-3 224

United States
Harris Trust & Savings Bank          A/c No: 3 00-988-3             111 West Monroe Street
                                     (Main Account)                 Chicago Illinois 60690
                                                                    USA
                                                                    Phone: 0011-1-312461-
                                                                    2121
                                                                    Fax: 0011-1-312-845-
                                                                    2199
                                     A/c No: 77941                  Annette Epps
                                     (Alfred Gans Market Plus       Associate Vice President
                                     Account)                       Phone: 0011-1-312461-
                                                                    2971
                                                                    Fax: 0011-1-312-293-
                                                                    4823
                                     A/c No: 77942
                                     (Liliane Gans Market
                                     Plus Account)

United Kingdom
National Westminster Bank            A/c No: 00761885               City of London Office
                                                                    Retail Business Centre
                                                                    P0 Box 12264,
                                                                    4th Floor 1 Princes Street
                                                                    London EC2R 8QP
                                                                    England
                                                                    Phone: 0011-44-171-390-
                                                                    1625
                                                                    Fax: 0011-44-171-390-
                                                                    1828
                                                                    Clive Gardner
                                                                    Business Manager
                                                                    Phone: 0011-44-171-390-
                                                                    1615

New Zealand
Bank of New Zealand                  A/c No: 0264-00360077-         Newmarket Branch
                                     000                            123 Broadway
                                                                    Newmarket Auckland
                                                                    New Zealand
                                                                    Phone: 0011-64-9529-2340
                                                                    Fax: 0011-64-9520-1178

                                                                              43
--------------------------------------------------------------------------------

                                                                    Mike Atwill
                                                                    Business Manager

Canada
Toronto-Dominion Bank                A/c No: 0690-0632223           55 King Street W & Bay
                                                                    Street
                                                                    Toronto Ontario M5K 1A2
                                                                    Canada
                                                                    Jennifer Ishmael
                                                                    Phone: 0011-1416-982-
                                                                    5129
                                                                    Fax: 0011-1416-944-
                                                                    5796, or

Papua New Guinea
Bank of South Pacific Ltd            A/c No: 36183427               Port Moresby Service Centre
                                                                    PO Box 173
                                                                    Port Moresby
                                                                    Papua New Guinea
                                                                    M. Tomar
                                                                    Senior Office Supervisor
                                                                    Phone: 0011-625-321-2444
                                                                    Fax: 0011-625-321-3741

CHEOUE SIGNATORIES:

Sole Signatories (no restrictions):           Alfred Jacob Gans
                                              Liliane Gans

Sole Signatories (restricted to amounts       Roslyn Jackson
of AUD$1,000, NZ$1,000, CAN$l,000,
UK(Pound)500, USD81,000, Kina 1,000)
Joint signatories:                            Roslyn Jackson
                                              Denise Frances Ada
                                              Sylvia Mary Medhurst
                                              Eileen Heikkila
                                              Helen Rosamund Williams

                                                                              44
--------------------------------------------------------------------------------
Schedule 4              Contracts with the Vendors
================================================================================
                        Agreement to lease between Alfred Jacob Gans and the Company for Level 2, 41 Sherwood Road,
                        Toowong in the State of Queensland, more particularly described as Lot 6 on BUP 10844.

                                                                              45
--------------------------------------------------------------------------------
Schedule 5              Not used
================================================================================

                                                                              46
--------------------------------------------------------------------------------
Schedule 6              Not used
================================================================================

                                                                              47
--------------------------------------------------------------------------------
Schedule 7                                 List of Plant and Equipment
================================================================================
      1xCadenza Woodgrain/Leathertop
      1xExecutive Desk (with return)
      1xCadenza (cream/brawn)
      1x cream Bench with shelves (not fixed)
      1xcream/brown Desk (attached draws)
      2xPC Workstations
      4xMobile Pedestal
      1xPedestal (without wheels)
      1xDesk with return (fixed draws)
      8xWorkstations
      1xMobile PC Workstation
      3xPedestal (without wheels)
      1xWorkstation Desk on coasters
      1xDesk with slide
      1x2-tier Desk
      1xdesk high Work Bench
      1xfixed Wall Bench (2 shelves)
      3x fixed Wall Shelf
      1xfixed Bookshelf (2 part)
      1xfixed Bookshelf
      1xset Desk Shelves - cream laminate
      1xcomer shelves (black) on coasters
      1xDesk (cream)
      1xCadenza (cream)
      1xDesk with return
      1xDesk with return (cream/brown)
      8xWorkstation (fixed draws)
      1xWorkbench /Shelves (raised from floor)
      1xGlass Coffee Table
      1x2bay set of Shelves (cream laminate)
      1x3 bay set of Shelves (cream laminate)
      1xDesk (brown/cream) with draws
      1xPrinter Table on wheels
      1xwood laminate Set of Shelves (single bay)
      4xTypist Table
      1xbrown laminate Set of Shelves
      3xWorkbenches
      1xWall Cabinets (with doors)
      1x Reception Desk
      1xBlue Leather 3-seater Lounge
      1xBlacklwhite cabinet (on coasters)
      1xConference Table
      1xExecutive Desk with Cadenza
      1xDesk with return
      1xDesk + desk height set of shelves
      1xset of laminate shelves (on coasters)
      1xWork Table
      1xCadenza/bench
      1xBook Shelf (3 high)
      7xDesks (brown/cream) with returns
      6xDesks (cream) with returns
      1xDesk (brown/cream) (no return)

                                                                              48
--------------------------------------------------------------------------------
      1xDesk (cream) no return/fixed draws
      1xfloor FAN
      6xWhiteboards
      1xACER Scanner
      2x metal Cabinets (with doors)
      1xEthanet Hub
      3x28K Modems
      1xDiscdrive cabinet
      1xCISCO IDSN Router
      1xCD Discdrive Tape Unit
      1xCD and Tape Unit
      2xBattery back-up Units
      3x56K Modems
      1x288K Modem
      1xCISCO Ethanet Switchbox +2 Converters
      1xStallion Terminal Server
      2xSpecialix Terminal Server
      1xTECO Airconditiioning Unit
      1x Honeywell Temperature Box
      1xWall Clock
      1xPanasonic Microwave
      1xLamar Bar Refrigerator
      1xSunbeam Urn
      2xSMC Ethanet HUB
      1xPanasonic Airconditioning Unit
      1xEmulex Terminal Server
      1xD-Link Multiport Repeater
      1xHoneywell Temperature Warning Box
      1xWall Cabinet with Patch Pan A
      1xWhiteboard with coasters
      1xfixed U-Shape Workstation
      1xKelvinator Refrigerator
      2xBindomatic 5000 + racks Heat Binder
      1xIBICO Thermotronic 400 + racks Heat Binder
      3xcork Peg Boards
      2xflat base Trolleys
      1xHSM 104.1 Shredder
      2xwall fixed Book Shelf
      1x"Breeze Master" Floor Fan
      1xXerox Facsimile + phone
      1xPansonic Facsimile
      1xNational Microwave
      1xZIP Miniboil Water Heater
      1xSink/bench/cabinets (fixed)
      1xabove sink Kitchen Cabinet
      2xFixed Work bench (kitchen
      3xInput-eze
      1xBailey Ladder
      1x Canon Calculator
      1xSharp C51183 Calculator
      1x56K Modem
      1xFoot Step (on coasters)
      Fixed Benches/shelves surround Publisher and Data Services Sections 6xMonitor Arms

                                                                              49
--------------------------------------------------------------------------------
      1xepson Stylus PRO Colour Printer
      1xCiTOH 300 Printer
      1xLexmark Lazer printer
      1xC-iTOH 500 Line Printer
      1xGestetner Lazer Printer
      1xKyocera F54700 Lazer Printer
      1xLexmark Label Printer
      1xHewlett Packard Deskjet 500
      1xKyocera FS 1550 Lazer Printer
      1xCanon ASO Printer
      1xCiTOH 1000 Printer
      1xGestetner GLX8Ol Lazer Printer
      1xKyocera F53 700 Lazer Printer
      1xGestemer GLX800 Lazer Printer
      1xBrother EM-701 Typewriter
      1xBrother CE6O Typewriter
      2xIBM Selectric Typewriter
      1xIBM 6746 Typewriter
      1xXEROX 5018 Photocopier
      BCSl50 - 24
      DBC7S3 - 8
      DBC754 - 1 (consol)
      9x typist with arms
      6xstacker chairs
      28xtypist
      1xChair with arms
      1xgrey Lounge Chair
      2xBar Stools
      1xStool
      1xFold-up Lounge
      6xConference Chairs
      4xVisitor Chairs
      1xExecutive Chair
      14x4-draw filing
      .9x2-draw filing
      1x3-draw filing
      1x Chest of Draws
      30 x VDU with keyboard
      3 (for repair) VDU with keyboard
      2xSamtron Monitor with CPU and Speakers
      1xOsborne Monitor with CPU and speakers
      1xADI Monitor with CPU and speakers
      1xAcer 17" Monitor with CPU and speakers
      1xChun Monitor with CPU
      1xTatung Monitor
      1xEpix Monitor
      1xSparc Station 1 complete Server with Monitor, Keyboard, Disc Drives and CPU
      1xPhillips Consol 17" Monitor with keyboard
      1xViewsonic Consol 17" Monitor with k/board
      2xSparc Station 10 CPU's
      1xWyse Monitor & Keyboard
      1xTechstar Monitor, CPU and keyboard
      1xFalco Monitor with keyboard
      1x Winpro Monitor, keyboard, speakers & CPU

                                                                              50
--------------------------------------------------------------------------------
      1xNEC Laptop
      1xVelta Monitor/keyboard/speakers & CPU
      1xSamtron Monitor/keyboard/speakers & CPU
      1xsingle 6high (2bays) Shelving
      2xbacktoback 6 high (4bays) Shelving
      2x2backtoback, 6 high (16bays) Shelving
      1xsingle 6high (3bays) Shelving
      2xsingle 6high (2 bays) Shelving
      3xsingle backtoback, 6high Shelving
      1xsingle bay, 4high Shelving
      1xsingle bay, 4high Shelving
      1xSingle Bay Lateral filing Shelving
      1x2Bay 6high Shelving
      3xSingle Bay 6 high Shelving
      1xsingle Bay 6 high Shelving
      2xsingle 6 high Lateral Files Shelving
      1x16 bay Compactus Shelving
      2x2bays 6 high Shelving
      2xsingle 6 high Shelving
      1xbacktoback single 6 high Shelving
      2xbacktoback double 6 high Shelving
      1x3 shelf single bay Shelving

                                                                              51
--------------------------------------------------------------------------------
Schedule 8              Particulars of Equipment Leases
================================================================================
                        Nil

                                                                              52
--------------------------------------------------------------------------------
Schedule 9              Particulars of Registered and Unregistered
                        Intellectual Property
================================================================================
                        Business Names:

                                ISA Australia

                        Unregistered Trade Marks:

                                ISAcomplete

                                ISAscan

                        Patents:

                                Nil

                        Designs:

                                Nil

                        Intellectual Property Licences

                                Software Licences:
Microsoft NT                                  50036-415-0157726-1435
                                              50036-415-0157726-51660
Microsoft Windows 95                          15096-OEM-0012891-45490
                                              02097-OEM-O018586-70187
                                              36-OEM-0029361-30181
                                              25895-OEM-0004692-84048
                                              33697-OEM-0027813-73470
                                              35295-OEM-0008265-14760
                                              15995-OEM-0001463-62394
                                              13696-OEM-0011903-303134
                                              30998-OEM-0038665-63521
Microsoft Office Professional                 52488-415-0131817-15160
                                              53488-415-0122003-61808
                                              53488-415-0445985-93698
                                              53488-415-0445985-35933
                                              53488-415-0131817-97588

                                                                              53
--------------------------------------------------------------------------------
                                              53488-415-0131817-30181
                                              53488-415-0144784-16120
                                              53488-415-1031817-04307
                                              53488-415-0444772-21961
                                              53488-415-0445985-30314
AcuCobol 4.1                                  106280
AcuBench 4.1                                  305779-8077
Intelliterm 32                                A000000000224136
                                              A000000000224166
                                              A000000000224132
                                              1700000010040060
                                              1700000010040061
                                              1700000010040059
                                              A000000000224165
                                              1700000010040062
                                              A000000000224164
Telex for windows                             W1404225
Elwin Code Editor                             859853129
                                              826298697
                                              876630345
                                              843075913
VCQ Cyberquery                                500418001/1
Vet Anti-Virus 9.94                           116204
Visual Basic 6                                8289131300403862284
Visual Basic 3                                00-203-0300-70030697
CSE HTML Validator                            10194
Front Page 98                                 68866-415-0140702-70535
Logisoft Payroll V2.81                        PP-WIN-95-001316-7416
National Online                               CAN 0040 44937
Pagemaker                                     03W601X11011240271
Acrobat D.PE                                  WAW210P7297015-520
Photoshop LE                                  5PW300R3413010-520
VB4 (16 bit)                                  27023242010931728886
Chronilist                                    97D294
OmniPage                                      2889B-J00-005660
Visual C++                                    254-056-001

                                                                              54
--------------------------------------------------------------------------------
WordPerfect 7                                 No Number recorded
Print Shop Delux                              No Number recorded

                                                                              55
--------------------------------------------------------------------------------
Schedule 10             Banking Facilities
================================================================================
                        NZ$10,000.00 overdraft facility with the Bank of New Zealand.

                        UK(pound)1O,000.00 overdraft facility with the National Westminster Bank PLC.

                                                                              56
--------------------------------------------------------------------------------
Schedule 11             Contracts of Insurance
================================================================================
                        Public / products liability insurance policy
                        (Policy No. 5L/1114891) with Lumley General
                        Insurance Limited for $5,000,000 in respect of 41 Sherwood Road, Toowong.

                        Electronic equipment insurance policy (Policy No. 14ZE 1365436) with Lumley General Insurance Limited for $175,000 in respect of 41 Sherwood Road, Toowong.

                                                                              57
--------------------------------------------------------------------------------
Schedule 12             New Lease
================================================================================

                                                                              58
--------------------------------------------------------------------------------

SIGNED by as LOUIS HERNANDEZ                               )
as authorised representative for                           )
ROWECOM, INC in the presence of                            )
                                                           )
/s/ Barry Sandin                                           )
-------------------------------------------                )
Signature of witness                                       )
                                                           )
BARRY SANDIN                                               )
-------------------------------------------                )                    /s/ Louis Hernandez
Name of witness (block letters)                            )           --------------------------------------------
                                                           )                Louis Hernandez, Executive Vice
162 Monroe Rd., Quincy, MA                                 )           President and Chief Financial Officer
-------------------------------------------                )
Address of witness                                         )           By executing this agreement the signatory
                                                           )           warrants that the signatory is duly
Finance Professional                                       )           authorised to execute this agreement on
-------------------------------------------                )           behalf of ROWECOM, INC
Occupation of witness                                      )

EXECUTED by ASHCLIFF PTY LTD                               )
ACN 057 727 198 in accordance with                         )
section 127(1) of the Corporations Law by                  )           --------------------------------------------
authority of its directors in the presence of:             )           Signature of director
                                                           )
                                                           )
                                                           )           --------------------------------------------
                                                           )           Name of director (block letters)
                                                           )
                                                           )
-------------------------------------------                )           --------------------------------------------
Signature of witness                                       )           Signature of director/company secretary*
                                                           )           *delete whichever is not applicable
                                                           )
                                                           )
-------------------------------------------                )           --------------------------------------------
Name of witness (block letters)                            )           Name of director/company secretary
                                                           )           (block letters)
                                                           )           *delete whichever is not applicable

-------------------------------------------                )
SIGNED by LILIANE GANS in the                              )
presence of:                                               )
                                                           )
-------------------------------------------                )
Signature of witness                                       )
                                                           )
-------------------------------------------                )
Name of witness (block letters)                            )
                                                           )
-------------------------------------------                )
Address of witness                                         )
                                                           )
-------------------------------------------                )           --------------------------------------------
Occupation of witness                                      )           Signature of Liliane Gans

                                                                              59
--------------------------------------------------------------------------------

SIGNED by as LOUIS HERNANDEZ                               )
as authorised representative for                           )
ROWECOM, INC in the presence of                            )
                                                           )
-------------------------------------------                )
Signature of witness                                       )
                                                           )
-------------------------------------------                )
Name of witness (block letters)                            )           --------------------------------------------
                                                           )                Louis Hernandez, Executive Vice
-------------------------------------------                )           President and Chief Financial Officer
Address of witness                                         )
                                                           )           By executing this agreement the signatory
-------------------------------------------                )           warrants that the signatory is duly
Occupation of witness                                      )           authorised to execute this agreement on
                                                                       behalf of ROWECOM, INC

EXECUTED by ASHCLIFF PTY LTD                               )
ACN 057 727 198 in accordance with                         )                    /s/ Alfred Jacob Gans
section 127(1) of the Corporations Law by                  )           --------------------------------------------
authority of its directors in the presence of:             )           Signature of director
                                                           [SEAL]
                                                           )                    ALFRED JACOB GANS
                                                           )           --------------------------------------------
                                                           )           Name of director (block letters)
                                                           )
/s/ Peter Eric Burden                                      )                    /s/ L. Gans
-------------------------------------------                )           --------------------------------------------
Signature of witness                                       )           Signature of director/company secretary*
                                                           )           *delete whichever is not applicable
                                                           )
PETER ERIC BURDEN                                          )                    Liliane Gans
-------------------------------------------                )           --------------------------------------------
Name of witness (block letters)                            )           Name of director/company secretary
                                                                       (block letters)
                                                                       *delete whichever is not applicable

SIGNED by LILIANE GANS in the                              )
presence of:                                               )
                                                           )
/s/ Peter Eric Burden                                      )
-------------------------------------------                )
Signature of witness                                       )
                                                           )
PETER ERIC BURDEN                                          )
-------------------------------------------                )
Name of witness (block letters)                            )
                                                           )
307 QUEEN ST. BRISBANE                                     )
-------------------------------------------                )
Address of witness                                         )
                                                           )
SOLICITOR                                                  )                    /s/ L. Gans
-------------------------------------------                )           --------------------------------------------
Occupation of witness                                      )           Signature of Liliane Gans

--------------------------------------------------------------------------------

SIGNED by ALFRED JACOB GANS                                )
in the presence of:                                        )
                                                           )
/s/ Peter Eric Burden                                      )
-------------------------------------------                )
Signature of witness                                       )
                                                           )
PETER ERIC BURDEN                                          )
-------------------------------------------                )
Name of witness (block letters)                            )
                                                           )
307 QUEEN STREET                                           )
-------------------------------------------                )
Address of witness                                         )
                                                           )
SOLICITOR                                                  )                    /s/ Alfred Jacob Gans
-------------------------------------------                )           --------------------------------------------
Occupation of witness                                      )           Signature of Alfred Jacob Gans